Exhibit 99.1

RMG Acquisition Corporation II Reminds Shareholders to Vote in Favor of Business Combination with ReNew Power

MIAMI BEACH, FL (August 2, 2021) – RMG Acquisition Corporation II (NASDAQ: RMGB) (“RMG II”), a publicly-traded special purpose acquisition company, reminds its shareholders to vote in favor of the previously announced business combination (the “Business Combination”) with ReNew Power Private Limited (“ReNew Power”), India’s leading renewable energy company.

Shareholders who owned common stock of RMG II as of the close of business on July 20, 2021 (the “Record Date”), may vote their shares. Shareholders as of the Record Date continue to have the right to vote their shares, regardless of whether such shareholders subsequently sold their shares and do not own such shares as of the date they cast their vote.

The extraordinary general meeting of RMG II shareholders to approve the pending Business Combination (the “Extraordinary General Meeting”) is scheduled to be held on August 16, 2021 at 9:00 a.m. Eastern Time. The Extraordinary General Meeting will be conducted virtually, and can be accessed via live webcast at https://www.cstproxy.com/rmgii/2021.

Additional information on how shareholders of record may vote their shares can be found at https://www.rmgacquisition.com/rmgb2-vote.

Every shareholder’s vote is important, regardless of the number of shares held. Accordingly, all RMG II shareholders who held shares as of the Record Date who have not yet voted are encouraged to do so as soon as possible and by no later than 9:00 a.m. Eastern Time on August 16, 2021. For the avoidance of doubt, RMG II shareholders who owned shares as of the Record Date and subsequently sold all or a portion of their shares are STILL entitled to vote, and are encouraged to do so. RMG II’s board of directors recommends you vote “FOR” the Business Combination with ReNew Power and “FOR” all of the related proposals described in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by RMG II with the Securities and Exchange Commission (“SEC”) on July 28, 2021.

These are the two easiest and fastest ways to vote – and they are both free:

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Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote online, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 15, 2021.

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Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or e-mailed) to you. To vote via the automated telephone service, you will need your voting control number, which you can find on your Voting Instruction Form. Votes submitted over the telephone must be received by 11:59 p.m., Eastern Time, on August 15, 2021.

Additionally, you can also vote by mail:

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Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed or e-mailed to you. You will need your voting control number which is included on the Voting Instruction Form mailed or e-mailed to you in order to vote by mail. Please be sure to, (1) mark, sign and date your Voting Instruction Form, (2) fold and return your Voting Instruction Form in the postage-paid envelope provided, and (3) mail your Voting Instruction Form to ensure receipt on or before August 13, 2021.

YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM. If you did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.

If any individual RMG II shareholder, who held shares as of the July 20, 2021 record date for voting, does not receive the Proxy Statement, such shareholder should (i) confirm their Proxy Statement’s status with their broker, (ii) contact Morrow Sodali LLC, RMG II’s proxy solicitor, for assistance via e-mail at RMGB.info@investor.morrowsodali.com or toll-free call at (800) 662-5200 and banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400, or (iii) contact RMG II by mail at 57 Ocean, Suite 403, 5775 Collins Avenue, Miami Beach, Florida 33140 or by telephone at (786) 584-8352.

Important Information for Investors and Shareholders

In connection with the proposed business combination, RMG II filed the Proxy Statement and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they contain important information about RMG II, ReNew Power and the proposed business combination. Shareholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about RMG II, ReNew Power and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

RMG II, ReNew Global and ReNew Power and their respective directors and officers may be deemed to be participants in the solicitation of proxies from RMG II’s shareholders in connection with the proposed transaction. Information about RMG II’s directors and executive officers and their ownership of RMG II’s securities is set forth in RMG II’s filings with the SEC, including RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A for the year ended December 31, 2020, which was filed with the SEC on May 11, 2021. To the extent that holdings of RMG II’s securities have changed since the amounts printed in RMG II’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between RMG II, ReNew Global and ReNew Power, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by ReNew Power and the markets in which it operates, and ReNew Power’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of RMG II’s securities, (ii) the risk that the transaction may not be completed by RMG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RMG II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of RMG II and ReNew Power, the satisfaction of the minimum trust account amount following redemptions by RMG II’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on ReNew Power’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of ReNew Power or diverts management’s attention from ReNew Power’s ongoing business operations and potential difficulties in ReNew Power employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against ReNew Power, RMG II or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction, (x) the ability to maintain the listing of RMG II’s securities on The Nasdaq Stock Market LLC, (xi) the price of RMG II’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which ReNew Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting ReNew Power’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the ability of RMG II to issue equity or equity-linked securities in connection with the transaction or in the future, (xiv) the risk of downturns in the renewable energy industry and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ReNew Global’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A and other documents filed by ReNew Global or RMG II from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ReNew Global and RMG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ReNew Power nor RMG II gives any assurance that either ReNew Power or RMG II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by ReNew Power or RMG II or any other person that the events or circumstances described in such statement are material.

About RMG Acquisition Corporation II

RMG Acquisition Corporation II (NASDAQ: RMGB) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. RMG II raised $345 million in its December 14, 2020 IPO, which was upsized due to strong demand and included the underwriters’ full over-allotment option. RMG II is sponsored and led by the management team of Jim Carpenter, Bob Mancini, and Phil Kassin, who together have over 100 years of combined principal investment, operational, transactional, and CEO and public company board level leadership experience. RMG II intends to capitalize on the ability of its management team to identify, acquire and operate businesses across a broad range of sectors that may provide opportunities for attractive long-term risk-adjusted returns. www.rmgacquisition.com/

About ReNew Power

ReNew Power Private Limited is India’s leading renewable energy independent power producer (IPP) by capacity and is the 13th largest global renewable IPP by operational capacity. ReNew Power develops, builds, owns, and operates utility-scale wind energy projects, utility-scale solar energy projects, utility-scale firm power projects and distributed solar energy projects. As of March 31st, 2021, ReNew Power had a total capacity of close to 10 GW of wind and solar energy projects across India, including commissioned and committed projects. ReNew Power has a strong track record of organic and inorganic growth. ReNew Power’s current group of shareholders contain several marquee investors including Goldman Sachs, CPP Investments, Abu Dhabi Investment Authority, GEF SACEF and JERA.

For more information, please visit: www.renewpower.in; Follow ReNew Power on Twitter @ReNew_Power

Contacts:

ReNew Power

Media Enquiries

Arijit Banerjee

arijit.banerjee@renewpower.in

+91 9811609245

Madhur Kalra

Madhur.kalra@renewpower.in

+91 9999016790

Investor Enquiries

Nathan Judge

Investor Relations

IR@renewpower.in

RMG Acquisition Corporation II

For Media & Investors:

Philip Kassin

President & Chief Operating Officer

pkassin@rmginvestments.com